Exhibit 99.1

FOR IMMEDIATE RELEASE

AEYE, GLOBAL LEADER IN ACTIVE, HIGH-PERFORMANCE LIDAR SOLUTIONS, TO GO PUBLIC THROUGH MERGER WITH CF FINANCE ACQUISITION CORP. III

●	AEye’s proprietary active-sensing, intelligent LiDAR technology delivers industry-leading performance that solves the most difficult challenges in delivering partial or full autonomy

●	Validated by key partnerships with premier Tier 2 and Tier 1 automotive suppliers that enable a capital light, high growth business model for volume production

●	Transaction values AEye at a pro-forma enterprise value of $2.0 billion and delivers up to $455 million of gross proceeds to fully fund the company through profitability

●	Proceeds include up to $230 million in trust from CF Finance Acquisition Corp. III, and $225 million in cash from a fully subscribed PIPE offering anchored by top tier institutional and strategic investors GM Ventures, Subaru-SBI, Intel Capital, Hella Ventures, Taiwania Capital, and other undisclosed investors to be announced

●	Other AEye investors include Kleiner Perkins, Continental AG, LG Electronics, SK Hynix, Pegasus Ventures (Aisin), and Airbus Ventures

Dublin, CA and New York, NY - February 17, 2021 – AEye, Inc. (“AEye”), the global leader in active, high-performance LiDAR solutions, and CF Finance Acquisition Corp. III (Nasdaq: CFAC) (“CF III”), a special purpose acquisition company sponsored by Cantor Fitzgerald, today announced they have entered into a definitive merger agreement. The combined company will be called AEye Holdings, Inc. and is expected to be publicly listed on Nasdaq following the close of the transaction.

AEye’s proprietary active sensing, intelligent LiDAR delivers industry-leading performance that addresses the most difficult challenges facing autonomous driving. While traditional sensing systems passively collect data, AEye’s active LiDAR leverages principles from automated targeting systems and biomimicry to scan everything while intelligently focusing on what matters in order to enable safer, smarter, and faster decisions in complex scenarios. As a result, AEye’s active LiDAR uniquely enables higher levels of autonomous functionality (SAE L2-L5) at the optimal performance, power, and price. The proposed transaction will expand AEye’s technology leadership and accelerate the adoption of its active, high-performance LiDAR across key markets.

“Active LiDAR is a game changing technology with the potential to transform many industries,’’ said Blair LaCorte, CEO of AEye. “With our unique modular system design and go-to-market strategy, we can deliver solutions via technology licensing, custom component bundling, or an integrated hardware and software system. Our established partnerships with leading Tier 1 automotive suppliers (such as Continental) strongly position us to deliver Advanced Driver Assistance Systems (ADAS) solutions that will increase vehicle safety and enable new performance features, such as highway autopilot. Additionally, our contract manufacturing and system integrator partners can customize our platform to meet the specific needs of various markets, including trucking, mining, Intelligent Traffic Systems and railways.”

Howard Lutnick, Chairman and CEO of CF III and Chairman and CEO of Cantor Fitzgerald, stated, “AEye’s capital light, high margin channel business model, which leverages outsourced manufacturing, makes the company well positioned for commercial success across automotive, industrial and mobility markets. We are thrilled to partner with the company’s visionary team, who have a demonstrated track record as public company executives, and who have built an enterprise-scale technology business.”

AEye was founded in 2013 by Luis Dussan to create low-cost and high-performance artificial intelligence (AI)-driven sensing systems that exceed the capabilities of the human eye and visual cortex. Dussan’s mission was to design deterministic artificial intelligence sensing systems that adhere to automotive functional safety standards. Prior to founding AEye, Dussan was at Northrop Grumman and Lockheed Martin, where he was responsible for designing mission-critical targeting systems for fighter jets and ground troops that uniquely search, acquire, and track threats. At AEye, Dussan applied the same principles to create the highest performing active sensing and perception systems used to address the most challenging situations, ensuring the highest levels of safety for autonomous driving.

AEye’s intelligent Detection and Ranging platform (iDAR™) leverages an agile MEMS-based scanner, 1550nm laser, and bistatic advanced receiver with embedded deterministic artificial intelligence to deliver high-performance at a low cost. iDAR’s modular, software configurable platform leverages intelligence at the edge to achieve exceptional range, resolution, and frame rate, and through its proprietary active scanning, the ability to capture intraframe radial and lateral velocity. Complementing other sensors like RADAR and cameras, iDAR assists AEye and its partners in delivering a complete sensor suite to address any use case in automotive, industrial and mobility markets. iDAR technology is based on a large and diverse patent portfolio of over 80 patents with more than 3000 claims.

Following completion of the transaction, AEye will retain its experienced management team, with Blair LaCorte as CEO, Luis Dussan as CTO and Bob Brown as CFO.

Transaction Details

The Board of Directors of each of AEye and CF III have unanimously approved the transaction. The transaction will require the approval of the stockholders of CF III and AEye, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the second quarter of 2021.

Assuming no redemptions by CF III stockholders, the transaction is expected to deliver up to $455 million of gross proceeds, including the contribution of up to $230 million of cash held in CF III’s trust account. The transaction is further supported by a $225 million fully-committed PIPE anchored by strategic and institutional investors including GM Ventures, Subaru-SBI, Intel Capital, Hella Ventures, Taiwania Capital, and other undisclosed investors to be announced.

All cash remaining in CF III at the closing of the transaction after paying off transaction expenses and CF III liabilities is expected to be used to retire debt and to add cash to AEye’s balance sheet for working capital, growth capex and other general corporate purposes.

AEye shareholders will retain 100% of their equity holdings in the combined company.

Advisors

Guggenheim Securities is serving as financial advisor and capital markets advisor to AEye. DLA Piper LLP (US) is serving as legal advisor to AEye. Financial Profiles is serving as investor relations advisor for AEye.

Cantor Fitzgerald & Co. is serving as financial and capital markets advisor to CF III. Hughes Hubbard & Reed LLP and Ellenoff Grossman & Schole LLP are serving as legal advisors to CF III.

Cantor Fitzgerald & Co. is serving as placement agent to CF III for the PIPE offering.

Investor Webcast Information

Management of AEye and CF III will host a joint investor webcast to discuss the proposed transaction on February 17, 2021 at 7:30 am ET. The investor webcast will be made available at AEye’s website https://www.aeye.ai/investor_relations. On the webcast, the presenters will be reviewing an investor presentation, which will be available on CF III’s and AEye’s websites and filed with the SEC as an exhibit to CF III’s Current Report on Form 8-K prior to the webcast, and available on the SEC website at www.sec.gov.

About AEye

AEye is the premier provider of high-performance, active LiDAR systems for vehicle autonomy, advanced driver-assistance systems (ADAS), and robotic vision applications. AEye’s software-definable iDAR™ (Intelligent Detection and Ranging) platform combines solid-state active LiDAR, an optionally fused low-light HD camera, and integrated deterministic artificial intelligence to capture more intelligent information with less data, enabling faster, more accurate, and more reliable perception. The company is based in the San Francisco Bay Area and backed by world-renowned financial investors including Kleiner Perkins and Taiwania Capital, as well as GM Ventures, Continental AG, Hella Ventures, LG Electronics, Subaru-SBI, Pegasus Ventures (Aisin), Intel Capital, SK Hynix and Airbus Ventures.

About CF Finance Acquisition Corp. III

CF Finance Acquisition Corp. III is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses CF III focuses on industries where its management team and founders have experience and insights and can bring significant value to business combinations. CF Finance Acquisition Corp. III is led by Chairman and Chief Executive Officer Howard W. Lutnick.

About Cantor Fitzgerald

CF III is sponsored by Cantor Fitzgerald. Cantor Fitzgerald, with over 12,000 employees, is a leading global financial services group at the forefront of financial and technological innovation and has been a proven and resilient leader for over 70 years. Cantor Fitzgerald & Co. is a preeminent investment bank serving more than 5,000 institutional clients around the world, recognized for its strengths in fixed income and equity capital markets, investment banking, SPAC underwriting and PIPE placements, prime brokerage, and commercial real estate and for its global distribution platform. Cantor Fitzgerald & Co. is one of the 24 primary dealers authorized to transact business with the Federal Reserve Bank of New York. Cantor Fitzgerald is a leading SPAC sponsor, having completed multiple initial public offerings and announced multiple business combinations through its CF Acquisition platform. For more information, please visit: www.cantor.com.

Important Information and Where to Find It

This press release relates to a proposed transaction between CF III and AEye. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, CF III intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all CF III stockholders. CF III also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CF III are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF III through the website maintained by the SEC at www.sec.gov or by directing a request to CF III to 110 East 59th Street, New York, NY 10022 or via email at CFFinanceIII@cantor.com or at (212) 938-5000.

Participants in the Solicitation

CF III and AEye and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF III’s stockholders in connection with the proposed transaction. Information about CF III’s directors and executive officers and their ownership of CF III’s securities is set forth in CF III’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF III or AEye, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transactions and CF III. Such forward-looking statements include, but are not limited to, statements regarding the closing of the combination and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination, and future business plans of the AEye and CF III management teams, including AEye’s products, revenue growth and financial performance, facilities, product expansion and services. Forward-looking statements are sometimes accompanied by words such as “believe,” “continue,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “predict,” “plan,” “may,” “should,” “will,” “would,” “potential,” “seem,” “seek,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF III and AEye. Many factors could cause actual future events to differ from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CF III’s securities, (ii) the risk that the transaction may not be completed by CF III’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CF III, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of CF III, the satisfaction of the minimum trust account amount following any redemptions by CF III’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the inability to complete the PIPE offering, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vi) the effect of the announcement or pendency of the transaction on AEye’s business relationships, operating results, and business generally, (vii) risks that the transaction disrupts current plans and operations of AEye and potential difficulties in AEye employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against AEye or against CF III related to the merger agreement or the transaction, (ix) the ability to maintain the listing of CF III stock on the Nasdaq Stock Market, (x) volatility in the price of CF III’s securities, (xi) changes in competitive and regulated industries in which AEye operates, variations in operating performance across competitors, changes in laws and regulations affecting AEye’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities, (xiii) the potential inability of AEye to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (xiv) the enforceability of AEye’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which AEye operates, (xvi) the potential inability of AEye to enter into definitive agreements, partnerships or other commitments with original equipment manufacturers, contract manufacturers, suppliers and other strategic partners and (xvii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CF III’s Form S-1 Registration Statement, the form S-4 Registration Statement that CF III will file, which will include a proxy statement/prospectus and other documents filed or to be filed by CF III from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AEye and CF III assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AEye nor CF III gives any assurance that either AEye or CF III will achieve its expectations.

Contacts

AEye, Inc.

Media

Jennifer Deitsch

jennifer@aeye.ai

925-596-3945

Investors

Financial Profiles, Inc.

Dan Oppenheim

310-622-8235

AEye@finprofiles.com

John Brownell

310-622-8489

AEye@finprofiles.com

For CF Finance Acquisition Corp. III:

Karen Laureano-Rikardsen

212-829-4975

klrikardsen@cantor.com

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